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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                       ----------------------------------


                                    FORM 8-K

                                 Current Report


                      -----------------------------------


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934




                         Date of Report:  June 6, 1994




                          LONG ISLAND LIGHTING COMPANY
               (Exact name of registrant as specified in charter)
       New York                       1-3571                     11-1019782
(State of Incorporation)       (Commission File No.)          (I.R.S. Employer
                                                             Identification No.)


             175 East Old Country Road, Hicksville, New York  11801
                                  516-755-6650
         (Address and telephone number of Principal Executive Offices)
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Item 1.  Changes in Control of Registrant

         Not applicable.


Item 2.  Acquisition or Disposition of Assets

         Not applicable.


Item 3.  Bankruptcy or Receivership

         Not applicable.


Item 4.  Changes in Registrant's Certifying Accountant

         Not applicable.


Item 5.  Other Information

         As part of its review of the Company's proposed sale of General and Refunding Bonds ("G&R Bonds"), Moody's Investors Service, Inc. ("Moody's") has downgraded the long-term credit ratings of the Company's securities. In addition to Moody's, the Company's securities are also rated by Standard and Poor's Corporation ("S&P"), Fitch Investors Service, Inc. ("Fitch") and Duff and Phelps, Inc. ("D&P"). The current ratings of the Company's securities as follows:

                                   Moody's   S&P   Fitch   D&P
                                   -------   ---   -----   ---
First Mortgage Bonds . . . . . .   Baa3      BBB-  BBB     BBB
G&R Bonds. . . . . . . . . . . .   Baa3      BBB-  BBB     BBB
1985 Pollution Control
 Revenue Bonds* ("PCRBs"). . . .   Aaa       NR    NR      NR

1993 Electric Facilities
 Revenue Bonds* ("EFRBs"). . . .   Aa2       NR    NR      NR

Other PCRBs and EFRBs
 (unsecured) . . . . . . . . . .   Ba1       BB+   NR      NR
Debentures (unsecured) . . . . .   Ba1       BB+   BBB-    BB+
Preferred Stock. . . . . . . . .   "ba1"     BB+   BBB-    BB
MINIMUM INVESTMENT GRADE           BAA3      BBB-  BBB-    BBB-

- - ---------------

    *  - Secured by Letters of Credit.

 NR  - Not rated.
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Item 6.  Resignations of Registrant's Directors

         Not applicable.


Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits

         Not applicable.


Item 8.  Change in Fiscal Year

         Not applicable.





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                                   SIGNATURE





                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                                   LONG ISLAND LIGHTING COMPANY
                                                                 Registrant




                                               By /s/  THEODORE A. BABCOCK
                                                 ----------------------------
                                                       THEODORE A. BABCOCK
                                                             Treasurer



Dated:  June 6, 1994